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                                                                    EXHIBIT 99.1
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Quarterly Report on Form 10-Q of Atlantic Premium Brands, Ltd. (the "Company") for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas M. Dalton, President, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:      /s/ Thomas M. Dalton
   --------------------------------
Name:  Thomas M. Dalton,
President, Chief Financial Officer and Chief Operating Officer
May 13, 2003





A signed original of this written statement required by Section 906 has been provided to Atlantic Premium Brands, Ltd. and will be retained by Atlantic Premium Brands, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.